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                                                                  EXHIBIT 10.19


                         FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of the 29th day of June, 1999, by and among PLAINS SCURLOCK PERMIAN, L.P. ("Borrower") and BANKBOSTON, N.A., as Administrative Agent (in such capacity, "Administrative Agent"), and the Lenders party hereto.

                                 W I T N E S S E T H:

     WHEREAS, Borrower, Administrative Agent, and Lenders entered into that certain Credit Agreement dated as of May 12, 1999 (as amended, restated, or supplemented to the date hereof, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to Borrower as therein provided; and

     WHEREAS, Borrower, Administrative Agent, and the Lenders party hereto desire to amend the Original Agreement for the purposes described herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                       ARTICLE I. -- DEFINITIONS AND REFERENCES

     Section 1.1. TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "AMENDMENT" means this First Amendment to Credit Agreement.

          "CREDIT AGREEMENT" means the Original Agreement as amended hereby.

                              ARTICLE II. -- AMENDMENTS

     Section 2.1. MANDATORY PREPAYMENTS. The following Section 2.7(d) is hereby added to the Original Agreement:

          "(d) Without limitation of anything contained in this Section 2.7, on the 12th day of May of each year, beginning May 12, 2000, Borrower shall pay to Administrative Agent a principal payment on the Term Loans equal to $650,000 to be distributed to the Term Lenders pro rata in accordance with each Term Lender's ratable portion of the


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     Terms loan then outstanding.  The outstanding principal balance of, and all accrued and unpaid interest on, the Term Loan shall be due and payable on the Term Loan Maturity Date."

     Section 2.2.   ASSIGNMENTS.   Section 10.5(c)(ii) of the Original Agreement
is hereby amended in its entirety to read as follows:

          "(ii) In the case of an assignment by a Term Lender, after such assignment is made the outstanding Term Loans of both the assignor and assignee shall equal or exceed $5,000,000, except with respect to an assignment of all such Lender's Term Loans or such lesser amount as may be agreed to by the Administrative Agent and Borrower (except that no such minimum shall be applicable with respect to an assignment to a Lender); provided, however, that (A) any Term Lender may assign all or any portion of its outstanding Term Loan made as part of the Scurlock Permian Advance without assigning any commitment of such Term Lender to make any subsequent advance of its Term Loan as part of the Chevron Advance and (B) the assignee of any Term Loan described in the immediately preceding subparagraph (A) shall be deemed to be a 'Lender' and a 'Term Lender' hereunder for all purposes except for the obligations of Term Lenders to make an advance as part of the Chevron Advance under Section 2.1(b)."

     Section 2.3. ASSIGNMENT AND ACCEPTANCE. Paragraphs 1 and 5 of the Assignment and Acceptance attached to the Original Agreement as Exhibit H are hereby amended in their entirety to read as follows:

          "1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Agreement and the other Loan Documents as of the date hereof equal to [$____________ of its Revolving Loan Commitments which is the Revolver Percentage Share specified on Schedule 1. After giving effect to such sale and assignment, the Assignee's Revolver Commitment and the amount of the Revolver Loans owing to the Assignee will be as set forth on Schedule 1.][$____________ of its Term Loan arising from the Scurlock Permian Advance.][$______________ of its Term Loan which includes $__________ of the Scurlock Permian Advance and $_____________ of the commitment to make the Chevron Advance.]"

          "5. Upon such acceptance and recording by Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement [; provided, however, that notwithstanding anything to the contrary contained herein, Assignor has not assigned to Assignee any obligation to make, and Assignee shall have no obligation to make, any advance of the Term Loan as part of the Chevron Advance]."


                     ARTICLE III. -- CONDITIONS OF EFFECTIVENESS


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     Section 3.1.   EFFECTIVE DATE.  This Amendment shall become effective as of the date first above written when and only when Administrative Agent shall have received, at Administrative Agent's office, a counterpart of this Amendment executed and delivered by Borrower and Majority Lenders.

                    ARTICLE IV. -- REPRESENTATIONS AND WARRANTIES

     Section 4.1. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:

          (a) The representations and warranties contained in Article V of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof except to the extent that such representation and warranty was made as of a specific date.

          (b) Each Restricted Person is duly authorized to execute and deliver this Amendment to the extent a party thereto, and Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. Each Restricted Person has duly taken all action necessary to authorize the execution and delivery of this Amendment, to the extent a party thereto, and to authorize the performance of its respective obligations hereunder.

          (c) The execution and delivery by each Restricted Person of this Amendment, to the extent a party hereto, the performance by each Restricted Person of its respective obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not conflict with any provision of law, statute, rule or regulation or of the constituent documents of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any lien, charge or encumbrance upon any assets or properties of any Restricted Person, except in favor of Administrative Agent for the benefit of Lenders. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Restricted Person of this Amendment, to the extent a party thereto, or to consummate the transactions contemplated hereby.

          (d) When this Amendment has been duly executed and delivered, each of the Loan Documents, as amended by this Amendment, will be a legal and binding instrument and agreement of each Restricted Person, to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

                             ARTICLE V. -- MISCELLANEOUS

     Section 5.1. RATIFICATION OF AGREEMENTS. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also.


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The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     Section 5.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of the Restricted Persons herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Restricted Person under this Amendment and under the Credit Agreement.

     Section 5.3. LOAN DOCUMENTS. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

     Section 5.4. GOVERNING LAW. THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     Section 5.5. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.


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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                   PLAINS SCURLOCK PERMIAN, L.P.

                                   By: PLAINS ALL AMERICAN INC.,
                                   its general partner

                                       By:  /s/ Michael R. Patterson
                                          -------------------------------------
                                           Name: Michael R. Patterson
                                           Title: Senior Vice President


                                   BANKBOSTON, N.A.,
                                   Administrative Agent, LC Issuer and Lender


                                       By:  /s/ Terrence Ronan
                                          -------------------------------------
                                           Terrence Ronan
                                           Director



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                            CONSENT AND ACKNOWLEDGMENT

     Each of the undersigned hereby consents to the provisions of this Amendment and the transactions contemplated herein, and hereby ratifies and confirms its respective Guaranty dated as of May 12, 1999, made by it for the benefit of Administrative Agent, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

Date: June 29, 1999

                                   SCURLOCK PERMIAN LLC


                                       By:  /s/ Michael R. Patterson
                                          -------------------------------------
                                           Name: Michael R. Patterson
                                           Title: Senior Vice President

                                   SCURLOCK PERMIAN PIPE LINE LLC


                                       By:  /s/ Michael R. Patterson
                                          -------------------------------------
                                           Name: Michael R. Patterson
                                           Title:  Senior Vice President